UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2015

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in charter)

British Columbia, Canada

(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A

(Address of principal executive offices)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Registrant’s telephone number, including area code) (877) 848-3866

NO CHANGE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Lions Gate Entertainment Corp. (the “Company”) has been advised that, on November 10, 2015, (1) Liberty Global Incorporated Limited (“Liberty”), a limited company organized under the laws of the United Kingdom and a wholly owned subsidiary of Liberty Global plc, agreed to purchase 5,000,000 common shares, no par value per share, of the Company (“common shares”) from funds affiliated with MHR Fund Management, LLC (“MHR Fund Management”), and (2) Discovery Lightning Investments Ltd. (“Discovery”), a limited company organized under the laws of the United Kingdom and a wholly owned subsidiary of Discovery Communications, Inc., agreed to purchase 5,000,000 common shares from funds affiliated with MHR Fund Management (collectively, the “Purchases”). The Company has also been advised that the Purchases are expected to settle on November 12, 2015. Dr. John C. Malone, a director of the Company and holder of approximately 3% of the outstanding common shares, is also the chairman of the board of Liberty Global plc and holds shares representing approximately 25% of the votes of Liberty Global plc, based on Liberty Global plc’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2015. In addition, Dr. Malone is a director of Discovery Communications, Inc. and holds shares representing approximately 28.7% of its votes, based on Discovery Communications, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 3, 2015.

ITEM 1.01	Entry into a Material Definitive Agreement.

Investor Rights Agreement.

In connection with the Purchases, on November 10, 2015, the Company entered into an investor rights agreement with Liberty Global plc, Discovery Communications, Inc., Liberty, Discovery and certain affiliates of MHR Fund Management (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, the Company has agreed to expand the size of its Board of Directors (the “Board”) to 14 members and to appoint (a) Michael T. Fries, President and Chief Executive Officer of Liberty Global plc, (b) David M. Zaslav, President and Chief Executive Officer of Discovery Communications, Inc., and (c) Emily Fine, a Principal of MHR Fund Management, as directors to fill the resulting vacancies, effective as promptly as practicable on or after November 12, 2015, subject to the terms and conditions thereof.

The Investor Rights Agreement provides that (1) for so long as funds affiliated with MHR Fund Management beneficially own at least 10,000,000 common shares in the aggregate, the Company will include three designees of MHR Fund Management (at least one of whom will be an independent director and will be subject to Board approval) on its slate of director nominees for election at each future annual meeting of the Company’s shareholders and (2) for so long as funds affiliated with MHR Fund Management beneficially own at least 5,000,000, but less than 10,000,000, common shares in the aggregate, the Company will include one designee of MHR Fund Management on its slate of director nominees for election at each future annual meeting of the Company’s shareholders. Mark H. Rachesky, M.D., the Chairman of the Board of the Company, and Ms. Fine count as designees of MHR Fund Management.

In addition, the Investor Rights Agreement provides that (1) for so long as Liberty and Discovery (together with certain of their affiliates) beneficially own at least 10,000,000 common shares in the aggregate, the Company will include one designee of Liberty and one designee of

Discovery on its slate of director nominees for election at each future annual meeting of the Company’s shareholders and (2) for so long as Liberty and Discovery (together with certain of their affiliates) beneficially own at least 5,000,000, but less than 10,000,000, common shares in the aggregate, the Company will include one designee of Liberty and Discovery, collectively, on its slate of director nominees for election at each future annual meeting of the Company’s shareholders, selected by (a) Liberty, if Liberty individually exceeds such 5,000,000 common share threshold but Discovery does not, (b) Discovery, if Discovery individually exceeds such 5,000,000 common share threshold but Liberty does not and (c) Liberty and Discovery, jointly, if neither Liberty nor Discovery individually exceeds such 5,000,000 common share threshold. Mr. Zaslav counts as a designee of Discovery and Mr. Fries counts as a designee of Liberty.

Under the Investor Rights Agreement, Liberty and Discovery (together with certain of their affiliates) have agreed that they will not sell or transfer any of their common shares until November 10, 2016. After November 10, 2016, Liberty and Discovery (together with certain of their affiliates) have agreed that if they sell or transfer any of their common shares to a shareholder or group of shareholders that beneficially own 5% or more of the common shares, or that would result in a person or group of persons beneficially owning 5% or more of the common shares, any such transferee would have to agree to the standstill, transfer and voting provisions set forth in the Investor Rights Agreement and the Voting and Standstill Agreement (which is described below), subject to certain exceptions set forth in the Investor Rights Agreement.

In addition, Liberty and Discovery have agreed to not solicit or hire any members of the Company’s senior management until November 10, 2018, subject to certain exceptions. The Company has also agreed to provide Liberty, Discovery and MHR Fund Management with certain pre-emptive rights on common shares that the Company may issue in the future for cash consideration. Furthermore, the Company has agreed that, until November 10, 2020, the Company will not adopt a “poison pill” or “shareholder rights plan” that would prevent Liberty, Discovery and Dr. Malone (together with certain of their affiliates) from beneficially owning at least 18.5% of the outstanding voting power in the aggregate.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Voting and Standstill Agreement.

On November 10, 2015, the Company entered into a voting and standstill agreement with Liberty Global plc, Discovery Communications Inc., Liberty, Discovery, Dr. Malone and certain affiliates of MHR Fund Management (the “Voting and Standstill Agreement”). Under the Voting and Standstill Agreement, Liberty, Discovery and Dr. Malone have agreed that, until November 10, 2020 (the “Standstill Period”), they (together with certain of their affiliates) will not beneficially own more than 18.5% of the Company’s outstanding voting power in the aggregate.

During the Standstill Period, Liberty, Discovery and Dr. Malone have each agreed to vote, in any vote of the Company’s shareholders, all of the common shares beneficially owned by them (together with certain of their affiliates) in the aggregate in excess of 13.5% of the Company’s outstanding voting power in the aggregate in the same proportion as the votes cast by shareholders other than Liberty, Discovery and Dr. Malone (together with certain of their affiliates). After the expiration of the Standstill Period, Liberty, Discovery and Dr. Malone have agreed to vote, in any vote of the Company’s shareholders on a merger, amalgamation, plan of arrangement, consolidation, business combination, third party tender offer, asset sale or other similar transaction involving the Company or any of the Company’s subsidiaries (and any proposal relating to the issuance of capital, increase in the authorized capital or amendment to any constitutional documents in connection with any of the foregoing), all of the common shares beneficially owned by them (together with certain of their affiliates) in excess of 18.5% of the Company’s outstanding voting power in the aggregate in the same proportion as the votes cast by shareholders other than Liberty, Discovery and Dr. Malone (together with certain of their affiliates).

In addition, each of Liberty, Discovery, Dr. Malone and MHR Fund Management (together with certain of their affiliates) has agreed that as long as any of them have the right to nominate at least one representative to the Company’s Board of Directors, each of them will vote all of the Company’s common shares owned by them (together with certain of their affiliates) in favor of each of the other’s respective director nominees, subject to certain exceptions set forth in the Voting and Standstill Agreement. Furthermore, each of Liberty, Discovery, Dr. Malone and MHR Fund Management (together with certain of their affiliates) has agreed that, through the first anniversary of the Company’s 2016 Annual Meeting of Shareholders, each of them will take any and all action necessary to propose and support the continued appointment of Dr. Rachesky as Chairman of the Board and in favor of the other director nominees recommended by the Board.

Under the Voting and Standstill Agreement, Liberty, Discovery and Dr. Malone (together with certain of their affiliates) have also agreed that if they sell or transfer any of their common shares to a shareholder or group of shareholders that beneficially own 5% or more of our common shares, or that would result in a person or group of persons beneficially owning 5% or more of our common shares, any such transferee would have to agree to the standstill, transfer and voting provisions set forth in the Investor Rights Agreement and the Voting and Standstill Agreement.

The Voting and Standstill Agreement also includes certain other standstill restrictions on Liberty, Discovery and Dr. Malone that will be in effect during the Standstill Period.

The foregoing description of the Voting and Standstill Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting and Standstill Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreements.

On November 10, 2015, the Company entered into separate registration rights agreements with each of Liberty and Discovery, which provide Liberty and Discovery (together with certain of their affiliates) with certain registration rights, subject to the terms and conditions set forth therein. Among other things, each of Liberty and Discovery will be entitled to two demand registration rights to request that the Company register all or a portion of their common shares. In addition, in the event that the Company proposes to register any of the Company’s equity securities or securities convertible into or exchangeable for the Company’s equity securities, either for the Company’s own account or for the account of other security holders, Liberty and Discovery will be entitled to certain “piggyback” registration rights allowing them to include their shares in such registration, subject to customary limitations. As a result, whenever the Company proposes to file a registration statement under the Securities Act, other than with respect to a registration statement on Forms S-4 or S-8 or certain other exceptions, Liberty and Discovery will be entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.

The registration rights described above will terminate on the first anniversary of the date that the applicable investor (together with certain of its affiliates) both (i) beneficially owns less than 2,971,601 common shares, subject to equitable adjustment (which amount, for the avoidance of doubt, represents approximately 2% of the Company’s common shares outstanding), and (ii) ceases to have a designated representative on the Board.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

ITEM 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2015, Frank Giustra informed the Company of his resignation from the Board, effective immediately. Mr. Giustra founded the Company in 1997 and had served as Chairman of the Board from 1997 to 2003. Mr. Giustra’s decision to step down from the Board was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

ITEM 8.01	Other Events.

On November 10, 2015, the Company entered into separate agreements with affiliates of each of Liberty and Discovery. Pursuant to the agreements, the parties have provided for a preferred partner relationship with respect to licensing rights for certain theatrical and television content. Specifically, for a term of up to five years and in certain territories, and subject to certain excluded Company distribution rights, Discovery and Liberty will, among other things, have certain rights involving content distribution on one or more of their distribution platforms, as applicable. The arrangement also includes, among other items, a right of first opportunity for the Company to be a production partner for certain Liberty and Discovery content on various distribution platforms, the establishment of a development fund between the Company and Discovery to jointly develop scripted television projects as well as a film fund to develop, co-produce, and distribute documentary films throughout the world, the grant of certain mutual rights between the Company and Discovery of first negotiation to provide financing or partnership on proposed SVOD platform investments and the grant of certain negotiation rights in respect of the carriage of the Company’s program services on Liberty’s distribution platforms.

On November 10, 2015, Discovery and the Company also entered into a distribution arrangement whereby the Company will distribute certain of Discovery’s new television programming and product in packaged media in the United States for a three year output period.

In addition, on November 10, 2015, the Company, Liberty and Discovery issued a joint press release announcing the transactions with Liberty and Discovery. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Document

10.1	Investor Rights Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd. and affiliates of MHR Fund Management, LLC.

10.2	Voting and Standstill Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd., Dr. John C. Malone and affiliates of MHR Fund Management, LLC.

10.3	Registration Rights Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp. and Liberty Global Incorporated Limited.

10.4	Registration Rights Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp. and Discovery Lightning Investments Ltd.

99.1	Joint press release, dated November 10, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2015

LIONS GATE ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Wayne Levin
Name:	Wayne Levin
Title:	General Counsel and Chief Strategic Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

10.1	Investor Rights Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Limited, Discovery Lightning Investments Ltd. and affiliates of MHR Fund Management, LLC.

10.2	Voting and Standstill Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp., Liberty Global plc, Discovery Communications, Inc., Liberty Global Incorporated Ltd., Discovery Lightning Investments Limited, Dr. John C. Malone and affiliates of MHR Fund Management, LLC.

10.3	Registration Rights Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp. and Liberty Global Incorporated Ltd.

10.4	Registration Rights Agreement, dated as of November 10, 2015, by and among Lions Gate Entertainment Corp. and Discovery Lightning Investments Ltd.

99.1	Joint press release, dated November 10, 2015.